GLOBAL EAGLE ENTERTAINMENT INC. Investor Presentation May 2018 46 117 182 (Heading) 31 85 165 0 138 198 117 117 117 (Text) 165 166 165 165 166 165 217 217 217 Exhibit 99.1

Forward Looking Statement We may make forward-looking statements in this presentation within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including without limitation our earnings, revenues, Adjusted EBITDA, cash flow generation, industry, taxes, expenses or other future financial or business performance or strategies, results of operations or financial condition, capital expenditures, liquidity, our ability to integrate prior acquisitions, operating expense savings and our ability to execute our opex savings plan, the maturities of our outstanding indebtedness, our expectations regarding our total net debt to Adjusted EBITDA ratio and our ability to deleverage in the future. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our most recent annual report on Form 10-K and subsequently filed report on Form 10-Q. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Management Overview

Management



Jeffrey A. Leddy, Executive Chairman

- Select prior work experience: Verizon Telematics, SkyTerra Communications
- Joined Global Eagle: February 2013



Joshua Marks, Chief Executive Officer

- Select prior work experience: Masflight, eJet Aviation Holdings, MAXjet Airways
- Joined Global Eagle: August 2015



Paul Rainey, Chief Financial Officer

- Select prior work experience: Harris CapRock Communications, General Electric
- Joined Global Eagle: April 2017



Walé Adepoju, Chief Strategy Officer

- Select prior work experience: Advanced Inflight Alliance, IMDC Aviation Consulting
- Joined Global Eagle: July 2014



Per Norén, Chief Commercial Officer

- Select prior work experience: Boeing, Carmen Systems
- Joined Global Eagle: March 2017



Stephen Ballas, General Counsel

- Select prior work experience: CBRE, TPG-Axon Capital, Simpson Thacher
- Joined Global Eagle: April 2016

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© 2018 Global Eagle
Global Eagle

Company Overview

Communications, entertainment and information solutions for off-the-grid consumer, enterprise and government markets Aviation Maritime Land Satellite-based connectivity Movie & television licensing and delivery Content processing and programming Digital media applications Operational and commercial analytics Airliners Private Jets Government Cruise and ferry Merchant shipping Yachts Enterprise solutions Government & NGO Military 5

Company Background Services and markets developed through acquisitions and organic growth Combination of two leaders in in-flight connectivity and content in 2013 Row 44 and AIA (Advanced Inflight Alliance) Developed airline capabilities then expanded to maritime and land through EMC acquisition Global footprint, with major facilities in USA, Canada, UK and India ~1,500 employees SPAC Initial Public Offering in 2011 (Business Combination in 2013) 6 Land 18% Aviation 44% Sea 38% Connectivity Base Media & Content 48% Connectivity 52% Asia & Middle East 29% Europe 21% US & Canada 42% Geographic Mix Other 8% __________ Note: Charts reflect mix based on 2017 results. Segments

Global Footprint 20+ offices, 50+ field centers and 30+ teleports for global network services and field support Office Locations Support Centers Teleports 7

Customer renewals Planned launch of new digital media platform Internal infrastructure build-out to improve customer relations and operational efficiencies Renewed ad sales and expanded relationships for upfront buys Recent new wins Multiple maritime wins and extensions Launch of PRIVA for ultra-high net worth customers NGO contract extensions Military program expansion with high visibility Maritime & Land management restructuring 8 Focus on stabilization and setting the foundation for growth Recent Accomplishments Aviation Maritime & Land Content 95%(1) of our fleet on long-term contracts New contract through 2025 New contract through 2023 Contracts through 2030+ Significant new business wins B737 MAX new linefit orders MOU for A320 fleet Numerous technical achievements Connectivity __________ Based on 2017 revenue. MOU for 737NG and 737 MAX fleet Next gen passenger portal To be named European Carrier To be named North American Carrier

Focused on improving cash flow through organic revenue growth, a lower cost structure and a stable level of capex. Industry is becoming less capital intensive with fewer funded deals Improving Cash Flow Generation 5 Key Investment Highlights 9 Broad customer base of blue-chip leaders in aviation, maritime and land connectivity & entertainment Balanced mix of revenue lines across geographies / end-markets and cash flow / growth Diversified Business Bolstered by Broad Enterprise Customer Base 1 Strong position in large, growing connectivity market Dominance in traditional IFE content market Growing penetration of total addressable market Established Player Across Content and Connectivity 2 Widely-adopted IFE connectivity platform combined with best-in-class curated content Combination of content & connectivity drives new opportunities for revenue and licensing Full solution for customers and targeted passenger engagement End-to-End Connected Entertainment Solution 3 Expansion of IFE beyond the seatback via smartphone and advertising Growth in installed base across 250,000 global maritime vessels Market Opportunities 4 Proven track record of success at other industry-leading companies Recent wins validate new go-to-market strategy New and Invigorated Management Team 7 Scale benefits of existing installed customer base Long-term content customer relationships Existing satellite and ground infrastructure Sustainable Competitive Advantages 6

1 Diversified Business Mix

Connectivity

Aviation
- Equipment Sale sand Services
- Wi-Fi and TV Services
- Other Services (includes NavAero / Masflight)

Maritime
- Cruise / Ferry
- Yacht
- Commercial Shipping
- Oil / Gas

Land
- Government / Enterprise
- United Nations / NGO
- Brazil
- MNO

Media & Content

CSP
- Content Licensing
- Content Services
- Technical Services
- Airline Distribution

Content Distribution
- Content Licensing
- Maritime / Airline / Non-theatrical Distribution

Digital Media
- Advertising
- Games
- Apps

	Aviation	Maritime	Land	CSP	Content Distribution	Digital Media
% of Total 2017 Revenue	21%	20%	8%	32%	11%	8%

Note: Data is based on 2017 results.

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© 2018 Global Eagle
Global Eagle

Broad Customer Base __________ Note: Aviation connectivity includes trial agreements and MOUs. 1 11 Media & Content Licensing & distribution (movies & TV) Processing and editing Games, apps and digital advertising Aviation media & content Maritime media & content Connectivity End-to-end customer services Global satellites, teleports & network infrastructure Certified antennas and on-board systems Maritime & Land connectivity Aviation connectivity Connectivity Media & Content

2 Content and Digital Media Market Opportunity

Global Eagle has a high share of the core IFE content market, but only a small share of the much larger $3bn+ Airline Media Market, which contains many additional growth opportunities



New
Customers & Markets
Existing
Market growth ~5% C.A.G.R.(1)
Airline media market $3bn+ (supported by PwC analysis)
Example products and services:
• Live TV events
• Media sales & sponsorships
• Digital mobile apps
• Content marketing
• Data analytics
• e-Commerce
• Affiliate marketing
• Creative Services
• Content anywhere across "airport-inflight-in transit" journey
'Traditional' IFE content market ~$0.5bn
• Movies, TV, Audio, Games & Apps
Global Eagle currently has ~ 60% market share of traditional IFE market
Existing
Products & Services
New

1. 5% CAGR (2017-2021) as per PwC analysis.

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© 2018 Global Eagle
Global Eagle

Addressable Market Customer Markets Commercial airlines Cruise lines Private yachts Government & Land Business jets 22,000 Aircraft 500 Large Vessels ~130,000 Ships (1) 13,000 Yachts Defense, Humanitarian, & Enterprise 28,000 Aircraft Shipping, oil & gas __________ Source: Company internal data and industry research. 1. Includes 121,000 commercial ships and 8,500 off-shore rigs. 13 Global Eagle Connectivity Capabilities Connectivity Wi-Fi Internet Redundant capacity Bandwidth optimization Operational Services Billing systems Operational data Cellular Voice / Data Global teleport network Analytics & reporting Equipment $1,800 $750 $3,100 $150 $600 $3,700 30% 95% 30% 70% 50% 20% 25% 16% 18% 12% 12% 7% 2017E Market Size ($MM) Market Penetration Market CAGR 964 210 537 253 NM ~ 1,000 Land Sites GEE Install Base 2017E 2 Established & Growing $10B Connectivity Market

3 Global End-to-End *Connected Entertainment* Solution

Multi-vendor networks and proprietary technologies with end-to-end services

- ✓ Network Partnerships
- ✓ Proven Antenna Hardware
- ✓ Integrated Portal System
- ✓ Monetization Platform
- ✓ Efficient Coverage
- ✓ Global Support Services

TELEPORT FACILITIES (32 TOTAL)



Las Vegas
Australia
Hawaii
New Jersey
Germany
PERFORMANCE ENHANCING TECHNOLOGY

Global Eagle GROUND NETWORK

- MPLS circuits (fiber interconnects)
- Traffic routing and prioritization (QoE Management)
- Proprietary & patented network management tools
- Gateways, firewalls and 30+ points of presence

Global Eagle SATELLITES (54 TOTAL)

- Ku, Ka and C-band transponders
- Global capacity distribution
- Multiple satellite partners
- Two full-satellite leases for North America

SES
INTELSAT
HUGHES
Global Eagle FULL SATELLITE LEASES



AIRCRAFT SERVICES

Antennas
Cabin equipment
Certification
Cockpit EFBs
Repair services
Billing & support



MARITIME & LAND SERVICES

Third-party antenna integration
Global field installation/support
Capacity planning
Capacity management
On-board revenue
Cellular roaming

Television & Movies

NBC, Bravo, Discovery, food, MSNBC, CBS, FOX, CN, Red Zone, CNBC

Portals & Software



Turn-key platform
Authentication
Transactions
Advertising/offers
Video/TV

Ops & Revenue Analytics



Traffic analysis
Bandwidth fairness
Inventory reports
Customer behavior
Advertising metrics

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© 2018 Global Eagle
Global Eagle

Benefits of Our Hybrid Network We benefit from technical and economic disruption in the satellite market Global Eagle Satellite Network Primary aviation partner (Ku, Ku HTS) Primary maritime partner (Ku, Ku HTS) Ground network + aviation Ka Primary Supplier Partnerships Additional Suppliers Leased global capacity (transponders and 2 full satellites) Significant disruption ongoing in the satellite space Technological Innovation – new HTS (high-throughput) satellites launching, now testing LEO (low earth orbit) satellites Economics – significant increases in satellite capacity driving deflation in bandwidth prices which we share with customers Benefit – Scale across verticals and hybrid network architecture enable us to benefit from market dynamics We are technology agnostic We optimize on price and performance Our network has redundant satellite coverage Global Eagle owns the customer through managed solutions, drives supply chain efficiencies and deploys the latest technology from each satellite partner 3

3 Satellite Capacity Additions 2021+

Ample access to future capacity – with LEO and ATG disruption coming

Next-Generation Ka Band

HUGHES (An EchoStar Company)

Jupiter GEO Network

High-performance modems

Ground infrastructure (Ka & Ku band)

O3b Networks

Mid-Earth Orbit constellation

Global roaming capability for air and sea

Lower latency and high throughput

High Speed Ku HTS

SES

Global Ku / HTS partnership

Ku wideband network foundation

Anchor tenant on SES-14 / -15 for CONUS Ku HTS

INTELSAT

Active Ku HTS service on Epic

Maritime and land focused capacity

Purchasing power across air, sea, and land applications

Air to Ground

SMARTSKY NETWORKS

Innovative new ATG service

Supplemental capacity provider

Linking SmartSky antenna to our on-board server

Low Earth Orbit Constellations

Telesat

Low-Earth Orbit constellation

First testing underway; launch 2022-2024

Lowest latency and global capacity

LEOSAT

Low-Earth Orbit constellation

First testing 2019; launch 2021-2024

Lowest latency and global capacity

OneWeb

Low-Earth Orbit constellation

First testing 2019; launch 2021-2024

Lowest latency and global capacity

Other Capacity

facebook **Alphabet** **SPACEX**

Drones, balloons and small satellites

Future sources of capacity

Building relationships

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Source: Company presentations.

© 2018 Global Eagle

Global Eagle

5x growth in traffic by 2020 2015 8 Trillion GB Virtual reality Augmented reality Video presence Interactive gaming Cloud synchronization Hosted applications Current-generation mobility networks are not optimized for new drivers of data consumption 2020 40 Trillion GB Exponential Growth Expected in Data Use 17 __________ Source: IDC. 4

Connected Entertainment 18 Enhancing and personalizing our customers’ end-user experience Expand media scope: Cross-sell air, sea and land Before, during and after journeys Targeted advertising based on demographics and preferences Store content on vessel to reduce latency & increase efficiency Combination of content & connectivity drives new opportunities for revenue and licensing Enhancing and personalizing our customers’ end-user experience Expand media scope: Cross-sell air, sea and land Before, during and after journeys Targeted advertising based on demographics and preferences Store content on vessel to reduce latency & increase efficiency 4

Gateway to Customer Engagement and Revenue 19 Branded portals integrate media, TV, Movies, games and ads 4

Improving Cash Flow Generation 5 20 Financial Priorities New management focused on improving cash flow through organic revenue growth, a lower cost structure and a stable level of capital expenditures. Healthy organic revenue growth in both segments Executing plan to cut 10-15% of opex by YE18 (completed $15 million of annualized cost savings) Expect to keep 2018 capex flat at $42 million Low maintenance capex Expect low cash taxes with depreciation shield and NOLs Improved Cash Flow Increasing Organic Revenue Growth Lower Cost Structure Stable Capital Expenditures

21 Key Sustainable Competitive Advantages 6 Media & Content Connectivity Dominant Market Share Airline Diversification Long Standing Relationship with Studios Media and Connectivity Integration International Content Aircraft Certification, Installation and Service Management Capabilities Infrastructure Global Scale and Coverage Across Aviation, Maritime and Land Established Technology Platform / Portals etc. Installed Aircraft / Vessel Base

Financial Update

Financial Update 23 Revenue Adjusted EBITDA 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 $260 $388 $426 $530 $619 In millions In millions $12.1 $30.7 $50.0 $57.5 $68.0 Revenue of $619 million in 2017 a 16.9% increase over 2016 driven by the acquisition of EMC in late July 2016, growth in Connectivity service revenue, partially offset by a decline in Media & Content Adjusted EBITDA of $68.0 million in 2017 an 18.3% increase over 2016 driven by the acquisition of EMC, growth in Connectivity service revenue, partially offset by a decline in Media & Content 1 __________ 1. See our reconciliation of GAAP to a Non-GAAP measure in the Appendix

Financial Drivers for 2018 24 4.5x 3.1x 2.1x 1.6x 1.1x 7.1x 4.9x 3.5x 2.7x 2.1x Believe we are shifting to higher growth from new wins and opex cuts We are targeting a minimum of 25% Adjusted EBITDA growth for FY18 New In-flight Connectivity wins expected to activate aircraft in 3Q18 Operating expense cuts expected to positively impact 2Q18 and build throughout the year Improvement in Media & Content segment drivers: New wins Operational efficiencies within content spend Capital Expenditures Expect to be less than $42 million in 2018 Industry becoming less capital intensive Cash Generation Expect fewer 1x cash expenses Expect improving EBITDA growth and stable capex requirements

Capital Stack and Debt Maturity Schedule Debt Equity $85m Revolver $85m 1L Revolver $500m Secured Debt $500m 1L Term Debt $83m Conv. Preferred $83m Convertible Notes Common Equity Common Equity 25 $150m 2L Term Notes (Debt in $mm) $13 $22 $25 $25 $25 $531 $83 $150 $381 __________ 1L Revolver matures in 2022; $0 balance outstanding as of 5/15/18. Convertible Notes may be put to the Company at par value in February 2022, 2025 and 2030 1, 2

Thank you 46 117 182 (Heading) 31 85 165 0 138 198 117 117 117 (Text) 165 166 165 165 166 165 217 217 217

Appendix

Reconciliation of GAAP to Non-GAAP Measure 1, 2 __________ 1. Data shown in thousands and is unaudited. 2. See “About Non-GAAP Financial Measures” including our definition of Adjusted EBITDA

About Non-GAAP Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. For a reconciliation of Adjusted EBITDA to its most comparable measure under GAAP, please see the table entitled “Reconciliation of GAAP to Non-GAAP Measure” on the immediately preceding slide. Adjusted EBITDA is one of the primary measures used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees and executive officers. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization (including relating to equity-method investments) and (gain) loss on disposal and impairment of fixed assets, and we then further adjust that result to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including primarily, (gains) losses from investments and foreign-currency-transaction (gains) losses, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) excess content expenses (as described below), (8) securities class-action expenses (as described below), (9) losses on significant customer bankruptcies (as described below) and (10) restructuring expenses pursuant to our September 2014 integration plan. Management does not consider these items to be indicative of our core operating results.

About Non-GAAP Measures continued “Excess content expenses” includes the additional purchasing costs that we incurred in 2017 to procure movie content for our customers, notwithstanding that we could have procured equivalent content under our (preferential-pricing) output arrangements with major studios. We incurred these additional costs because we could not timely identify and measure our movie-content expenditures and procurement during the period due to weaknesses in our control environment. “Losses on significant customer bankruptcies” includes (1) our provision for bad debt associated with the bankruptcies of Air Berlin and Alitalia (two of our Media & Content customers) in 2017, together with (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship. “Securities class-action expenses” includes third-party professional fees and expenses associated with the securities class-action lawsuits filed against us in 2017.  “Strategic-transaction, integration and realignment expenses” includes (1) transaction-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities, (2) integration and realignment expenses and allowances, (3) employee-severance, retention and relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities, (5) service-level-agreement penalties incurred during our Eagle-1 migration and setup in its new orbital slot in 2017, and (6) claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. In respect of clause (6) in this definition, we include (i.e., exclude from net income (loss)) any estimated loss contingencies and provisions for legal settlements relating to those liabilities.